UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2005

                           NETWORK INSTALLATION CORP.


             (Exact name of registrant as specified in its charter)


       NEVADA                     0-25499                     88-0390360
       -------                    -------                     ----------
(State  or  jurisdiction     (Commission  File  Number)    (I.R.S.  Employer
of  incorporation  or                                        Identification
organization                                                       No.)

                         15235  Alton  Parkway,  Suite  200
                                Irvine,  CA  92618
                   --------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)

       Registrant's telephone number, including area code: (949) 753-7551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Departure  of  Principal Officers; Appointment of Principal Officers

On March 7, 2005, our Board of Directors accepted the resignation of Michael Cummings as Chief Executive Officer. Mr. Cummings will remain a Director of the Company.

On March 8, 2005, we announced that Jeffrey Hultman will serve as our new Chief Executive Officer. Mr. Hultman will receive $16,000 per month salary with customary benefits. Additionally, Mr. Hultman will participate in a stock bonus plan.

The foregoing description of Mr. Hultman's employment and compensation is qualified in its entirety by, and made subject to, the more complete information set forth in the Employment Agreement with Mr. Hultman filed as an exhibit to this report.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

99.1  Resignation  of  Michael  Cummings.

99.2  Employment  Agreement  with  Jeffrey  Hultman.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NETWORK INSTALLATION CORP.
                           --------------------------
                                   REGISTRANT


             Date:  March  9,  2005         By:/s/  Jeffrey  Hultman
                                               -------------------------
                                               Jeffrey  Hultman
                                               Chief  Executive  Officer